SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of Earliest Event Reported): March 23, 2005

THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-14260	65-0043078

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Identification No.)

621 NW 53rd Street, Suite 700, Boca Raton, Florida		33487

(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (561) 893-0101

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

     Section 2 — Financial Information

     Item 2.02 Results of Operations and Financial Condition.

          The information in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

          On March 23, 2005, The GEO Group, Inc. (“GEO”) issued a press release (the “Press Release”) announcing its financial results for the quarter ended January 2, 2005, a copy of which is incorporated herein by reference and attached hereto as Exhibit 99.1. GEO also held a conference call to discuss its financial results for the quarter ended January 2, 2005, a transcript of which is incorporated herein by reference and attached hereto as Exhibit 99.2.

          In the Press Release, GEO provided certain pro forma earnings information for the fourth quarter January 2, 2005 and December 28, 2003, that was not calculated in accordance with Generally Accepted Accounting Principles (the “Non-GAAP Earnings Information”). Net income is the financial measure calculated and presented in accordance with GAAP which is most directly comparable to the Non-GAAP Earnings Information. The Press Release presents GEO’s net income for the relevant periods with a prominence equal to or greater than its presentation of the Non-GAAP Earnings Information. The Press Release contains a reconciliation of the Non-GAAP Earnings Information to net income for the relevant periods in a tabular format which is incorporated herein by reference.

          GEO’s management believes that the presentation of the Non-GAAP Earnings Information provides useful information to investors regarding GEO’s financial condition and results of operations for the relevant periods because the Non-GAAP Earnings Information excludes certain items which are expected to be non-recurring in nature. As a result, GEO’s management believes that the exclusion of these items presents a more accurate measure of GEO’s underlying operating performance for the relevant periods than net income, therefore enabling investors to more usefully evaluate GEO’s financial results on a period-to-period basis. GEO’s management also internally used the Non-GAAP Earnings Information to evaluate GEO’s operating performance for the relevant periods.

     Section 9 — Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits.

          (c) Exhibits

               99.1 Press Release, dated March 23, 2005, announcing the financial results of The GEO Group, Inc. for the quarter ended January 2, 2005

               99.2 Transcript of Conference Call discussing the financial results of The GEO Group, Inc. for the quarter ended January 2, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2005

THE GEO GROUP, INC.

/s/ John G. O’Rourke

Name:	John G. O’Rourke
Title:	Senior Vice President-Finance and Chief Financial Officer (Principal Financial Officer and duly authorized signatory)

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release, dated March 23, 2005, announcing the financial results of The GEO Group, Inc. for the quarter ended January 2, 2005

99.2	Transcript of Conference Call discussing the financial results of The GEO Group, Inc. for the quarter ended January 2, 2005